Exhibit 10.6
------------



                        SHARE PURCHASE AMENDING AGREEMENT
                        ---------------------------------

THIS AMENDING AGREEMENT made this 30th day of November, 2004.
-----------------------

B E T W E E N:
--------------

                          BURGIO FAMILY HOLDINGS INC.,
                          ---------------------------
   a Corporation incorporated pursuant to the laws of the Province of Ontario

                           (hereinafter the "Vendor1")

                                      -and-

                              ALBAR CAPITAL CORP.,
                              -------------------
   a Corporation incorporated pursuant to the laws of the Province of Ontario

                           (hereinafter the "Vendor2")

                                      -and-

                              MONACO (CANADA) INC.,
                              --------------------
   a Corporation incorporated pursuant to the laws of the Province of Ontario

                          (hereinafter the "Purchaser")

                                      -and-

                               MONACO GROUP INC.,
                               -----------------
    a Corporation incorporated pursuant to the laws of the State of Delaware

                           (hereinafter the "Parent")

       WHEREAS Vendor1 is the owner,  beneficially and of record, of one hundred
       -------
(100) common  shares in the capital of LF  Acquisition  Corp.  ("Corporation1"),
                                                                 ------------
being 100% of the issued and outstanding shares of Corporation1 as of the date hereof;

       AND  WHEREAS  Vendor1 is the owner,  beneficially  and of record,  of One
       ------------
Thousand Five Hundred (1500) common shares in the capital of LF Licensed Products Inc. ("Corporation2"), being 100% of the issued and outstanding shares
                ------------
of the Corporation2 as of the date hereof;

       AND  WHEREAS  Vendor2 is the owner,  beneficially  and of record,  of one
       ------------
hundred (100) common  shares in the capital of LF Brands Inc.  ("Corporation3"),
                                                                 ------------
being 100% of the issued and outstanding shares of the Corporation3 as of the date hereof;

       AND WHEREAS the  Purchaser  is a  wholly-owned  subsidiary  of the Parent
       -----------
which has agreed to cause the Purchaser to perform its obligations hereunder;

       AND  WHEREAS  the  Vendors  agreed  to  sell  to the  Purchaser,  and the
       ------------
Purchaser has agreed to purchase from the Vendors, all of the issued and outstanding shares of the Corporations pursuant to a share purchase agreement dated October 4, 2004 (the "Share Purchase Agreement").

         AND WHEREAS Vendor1 sent to the Purchaser and the Parent a letter dated
         -----------
November 2, 2004 attached hereto as Schedule "A";

       AND WHEREAS the  Vendors,  Purchaser  and the Parent have agreed to amend
       -----------
certain provisions of the Share Purchase Agreement and wish to evidence their mutual consent to such amendments.

       THIS AMENDING AGREEMENT WITNESSES THAT in consideration of the respective
       --------------------------------------
conditions, covenants, agreements, representations, warranties and indemnities herein contained and for other good and valuable consideration (the receipt and sufficiency of which are acknowledged by each party), the parties covenant and agree as follows:

                                    ARTICLE I
                                    ---------
                  DEFINITIONS AND PRINCIPLES OF INTERPRETATION
                  --------------------------------------------

1.01   Definitions
------------------

       Whenever used in this Amending Agreement, unless there is something in the subject matter or context inconsistent therewith, the following words and terms shall have the respective meanings ascribed to them as follows:

       (a)    "Corporation1"   means  LF   Acquisition   Corp.,   a  corporation
       incorporated under the laws of the Province of Ontario;

       (b) "Corporation2" means LF Licensed Products Inc., a corporation incorporated under the laws of the State of Delaware;

       (c) "Corporation3" means LF Brands Inc., a corporation incorporated under the laws of the Province of Ontario;

       (d) "Parent" means Monaco Group Inc., a corporation incorporated under the laws of the State of Delaware;

       (e) "Purchaser" means Monaco (Canada) Inc., a corporation incorporated under the laws of the Province of Ontario;

       (f)    "Vendor1"   means  Burgio   Family   Holdings   Inc.,  an  Ontario
       corporation;

       (g)    "Vendor2" means ALBAR Capital Corp., an Ontario corporation; and

       (h)    "Vendors" means Vendor1 and Vendor2, collectively.

Capitalized words not defined in this Amending Agreement shall have the meanings given thereto in the Asset Purchase Agreement.

1.02   Gender and Number
------------------------

       Words importing the singular shall be construed to include the plural and vice versa; and words importing gender shall include all genders.

1.03   Entire Agreement
-----------------------

(a) Except as modified and amended by this Amending Agreement, the Share Purchase Agreement, including the Schedules thereto, together with the agreements and other documents to be delivered pursuant thereto, constitute the entire agreement between the Parties pertaining to the subject matter hereof and supersede all prior agreements, understanding, negotiations and discussions, whether oral or written, of the Parties and there are no warranties, representations or other agreements between the Parties in connection with the subject matter thereof except as specifically set forth therein and in this Amending Agreement. No further supplement, modification or waiver or termination of the Share Purchase Agreement, as amended by this Amending Agreement shall be binding unless executed in writing by the Party to be bound thereby. No waiver of any of the provisions of the Share Purchase Agreement, as amended by this Amending Agreement shall be deemed or shall constitute a waiver of any other provisions (whether or not similar) nor shall such waiver constitute a continuing waiver unless other wise expressly provided.

1.04   Index and Headings
-------------------------

       The Index to this Amending Agreement, Article and Section headings contained herein are included solely for convenience, are not intended to be full or accurate description of the content thereof and shall not be considered part of this Amending Agreement

1.05   Applicable Law
---------------------

       This Amending Agreement shall be construed in accordance with the laws of the Province of Ontario and the laws of Canada applicable therein and shall be treated, in all respects, as an Ontario contract. The Parties shall attorn to the jurisdiction of the courts in Province of Ontario.

1.06   Currency
---------------

       Unless otherwise indicated, all dollar amounts referred to in this Amending Agreement are in Canadian funds.

                                   ARTICLE II
                                   ----------
                     AMENDMENTS TO SHARE PURCHASE AGREEMENT
                     --------------------------------------

2.01   The Share Purchase Agreement is amended as follows:
----

       (a)    Paragraph 11.7 is hereby deleted in its entirety.

       (b)    Paragraph 10.1 (d) is hereby deleted in its entirety.

       (c)    Paragraph 11.3 is hereby deleted in its entirety.

                                   ARTICLE III
                                   -----------
                                     GENERAL
                                     -------


3.01   Counterparts
-------------------

       This Amending Agreement may be executed by the Parties in separate counterparts each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

       IN WITNESS  WHEREOF the Parties have hereunto duly executed this Amending
       -------------------
Agreement.


                                          BURGIO FAMILY HOLDINGS INC.

                                          Per: /s/ Al Burgio
                                              ----------------------------------


                                          ALBAR CAPITAL CORP.

                                          Per: /s/ Al Burgio
                                              ----------------------------------



                                          MONACO (CANADA) INC.

                                          Per: /s/ Suzanne Lilly
                                              ----------------------------------


                                          MONACO GROUP INC.

                                          Per: /s/ Suzanne Lilly
                                              ----------------------------------

                                  SCHEDULE "A"
                                  ------------

                       LETTER FROM BURGIO FAMILY HOLDINGS
                       ----------------------------------

             B U R G I O   F A M I L Y   H O L D I N G S   I N C .




                                                                November 2, 2004
Monaco Group Inc.
20A Voyager Court South
Etobicoke, ON
M9W 5M7

Monaco (Canada) Inc.
20A Voyager Court South
Etobicoke, ON
M9W 5M7

Attention:   Peter Nelipa, President


Dear Mr. Nelipa,

This letter hereby confirms that we have agreed to waive the requirement set out in Sections 10.1(d) and 11.3 of the Share Purchase Agreement dated October 4, 2004 whereby $500,000 was to be repaid to us on or before the Closing Date.


Sincerely,


/s/ Al Burgio

Al Burgio, President


















                  2405 Lucknow Drive, Mississauga, ON, L5S 1H9
                    Phone: (905) 678-9250 Fax: (905) 678-0733